The attached slide show was filed with the Securities and Exchange Commission on April 17, 2008 as part of the Form 8-K filed by Rhapsody Acquisition Corp ("Rhapsody"). Rhapsody is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Rhapsody's securities, regarding its merger with Primoris Corporation. The attached slide show will be distributed to attendees of these presentations.

Earlybirdcapital, Inc. ("EBC"), the managing underwriter of Rhapsody's initial public offering ("IPO") consummated in October 2006, is acting as Rhapsody's investment banker in these efforts. EBC will receive a fee of $360,000 in connection with this engagement. Additionally, the underwriters deferred $414,000 of the commissions owed to them in connection with the IPO until the closing of Rhapsody's business combination. Rhapsody and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Rhapsody's stockholders to be held to approve the merger.

STOCKHOLDERS OF RHAPSODY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, RHAPSODY'S REGISTRATION STATEMENT ON FORM S-4 ("FORM S-4"), INCLUDING PRELIMINARY PROSPECTUS/PROXY STATEMENT, AND, DEFINITIVE PROSPECTUS/PROXY STATEMENT IN CONNECTION WITH RHAPSODY'S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Such persons may read Rhapsody's Form S-4 and Rhapsody's final prospectus, dated October 3, 2006, for a description of the security holdings of Rhapsody's officers and directors and of EBC and their respective interests in the successful consummation of this business combination. The definitive prospectus/proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive prospectus/proxy statement, without charge, by directing a request to: Rhapsody Acquisition Corp., 825 Third Avenue, 40th Floor, New York, New York 10022. The preliminary prospectus/proxy statement and definitive prospectus/proxy statement, once available, and final prospectus can also be obtained, without charge, at the Securities Exchange Commission's internet site (http://www.sec.gov).



MERGER OF

RHAPSODY ACQUISITION CORP

(RPSD, RPSDW, RPSDU)

&

PRIMORIS CORPORATION

April 2008







Safe Harbor



Primoris Corporation

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Rhapsody, Primoris and their combined business after completion of the proposed acquisition. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Rhapsody's and Primoris' management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Primoris is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of construction and engineering services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Rhapsody's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. Neither Rhapsody nor Primoris assumes any obligation to update the information contained in this presentation.

Investment Highlights



Primoris Corporation

- One of the largest specialty contractors in the western US, primarily serving the growing energy and power industries
- Growth company in a growing industry
- High return on invested capital
- Proven and experienced management team
- Proven track record of making acquisitions
- Management will have significant ownership of the Company following the merger
- Meaningful percentage of merger consideration paid via earnout
- Attractive valuation

Company Snapshot



Primoris Corporation

- December 31, 2007 Revenue and EBITDA of $548 million and $32.7 million, respectively
- Three-year compound average Revenue and EBITDA growth of 16.3% and 58.4%, respectively
- Diversified project mix and expansive geographic coverage throughout the Western U.S. with strategic presence in Florida, Texas, Latin America and Canada
- Key focus on the power & energy sectors with approximately 75% of revenues attributable to work in these areas (1)
- Longstanding relationships with many of the leading energy and utility companies in the U.S., including Duke Energy, Conoco Phillips, British Petroleum, Pacific Gas & Electric, Sempra Energy, Williams, Valero, Chevron, Calpine, Kinder Morgan and Praxair
- December 31, 2007 backlog of $463 million, a 69.5% increase from December 31, 2006
- Healthy balance sheet to support continued growth in the business

(1) Based on 2007 revenue

Transaction Overview



Primoris Corporation

- Rhapsody will issue 24,094,800 shares to Primoris' stakeholders, representing 79.3% ownership in the combined entity immediately after the merger
- Over the next 2 years, Primoris' shareholders may earn an additional 5.0 million shares (for a total consideration of 29,094,800 shares) if certain EBITDA targets are met

Contingent Payment Schedule

	EBITDA Target[1]	Contingent Shares
Year Ending December 31, 2008	$39,300,000	2,500,000
Year Ending December 31, 2009	$46,000,000	2,500,000

- Twelve month lock-up agreements in place for all selling shareholders
- Employment agreements with 9 key members of senior management
- Primoris will make a $50 million distribution to its stakeholders prior to the closing
- Will seek Nasdaq listing upon closing
- Primoris' current shareholders will nominate 5 of 7 Board members and Rhapsody will nominate 2 of 7 Board members
- Primoris' motivation to merge:
  - Ability to accelerate growth as a public company
  - Access to capital and public currency for acquisitions
  - Elevate profile within the industry
  - Attract and retain high quality professionals

(1) EBITDA is defined as Rhapsody's earnings before interest, taxes, depreciation and amortization, plus any expenses arising solely from the merger, plus $1.3 million during the 2008 fiscal year relating to two termination agreements, plus any GAAP expense relating to the issuance of Rhapsody common stock as part of the termination agreements, plus any expenses (non-cash only) relating to Rhapsody's Incentive Compensation Plan. In addition, any Rhapsody expenses prior to the closing of the merger that are included in its 2008 income statement will be excluded for purposes of the EBITDA calculation.

Attractive Valuation



Primoris Corporation

- Using latest twelve-month financial data, Primoris has Lower Price to Earnings, Enterprise Value to EBIT and Enterprise Value to EBITDA multiples than the median of the publicly traded peer group (1)(2)
- Significant opportunities to grow, both organically and through strategic acquisitions
- Healthy backlog provides visibility to future revenues
- High return on invested capital (greater than 100% pretax ROIC)[3]

(1) Peers include Chicago Bridge & Iron Company N.V., Flint Energy Services Ltd., Foster Wheeler, Ltd., MasTec Inc., Matrix Service Co., Quanta Services Inc., and Willbros Group Inc.

(2) Based on Rhapsody's liquidation value of approximately $7.91 per share. Since Primoris is an S-Corporation and does not pay federal income taxes at the corporate level, we have estimated taxes using a rate of 40%.

(3) Based on latest three-year average ROIC.

Primoris Today

Primoris Corporation

Structure and Markets Served

Primoris

64% of Revenue* | 14% of Revenue | 22% of Revenue

Power & Energy Focus

ARB

35% of Revenue* — *Underground*
- Leading west coast underground contractor

29% of Revenue — *Industrial*
- One of the largest industrial contractors in California's energy market

OnQuest
- Leading worldwide provider of engineering of fired heaters for refinery applications

Other Markets

11% of Revenue — CARDINAL
- Leading water and wastewater contractor in Florida

11% of Revenue — ARB Structures, Inc.
- One of five primary parking structure contractors serving Southern California market

** Includes the international segment (approximately 2% of total revenue) which represents underground projects in foreign markets.*
Percentages based on 2007 revenue.

History and Milestones



1946 | 1960 | 1983 | 1989 | 1991 | 1992 | 1993 | 1994 | 1996 | 2002 | 2004 | 2005 | 2006 | 2007

- 1946 - Primoris' predecessor entity Alex Robertson is formed
- 1960 - ARB, a Primoris subsidiary, is formed
- 1983 - Brian Pratt elected CEO of ARB, Inc.
- 1989 - Acquired substantially all of the assets and key operating personnel of Oilfield Construction Co.
- 1991 - Acquired substantially all of the assets and key operating personnel of Harcro, Inc.
- 1992 - Acquired substantially all of the assets and key operating personnel of OFCCO
- 1993 - Acquired substantially all of the assets and key operating personnel of Macco Constructors, Inc.
- 1996 - Acquired substantially all of the assets and key operating personnel of Saffel & McAdam
- 2002 - Formed Onquest (an engineering company)
- 2004 - Acquired substantially all of the assets and key operating personnel of Cardinal Contractors, Inc.
- 2005 - Acquired substantially all of the assets and key operating personnel of Born Heaters Canada
- 2006 - Formed Cardinal Mechanical, LP

Proven, Experienced Management



Primoris Corporation

- **Executive management team will own approximately 58% of Rhapsody immediately following the consummation of the merger**

NAME	TITLE	YEARS WITH PRIMORIS	INDUSTRY EXPERIENCE
Brian Pratt	Chairman, President & CEO	30 Years	30 Years
John P. Schauerman	Chief Financial Officer	14 Years	25 Years
Alfons Theeuwes	SVP, Accounting and Finance	6 Years	30 Years
John M. Perisich	SVP, General Counsel	13 Years	18 Years
Scott E. Summers	President, Underground	24 Years	24 Years
Timothy R. Healy	President, Industrial	19 Years	23 Years
David J. Baker	President, Onquest Inc.	6 Years	30 Years
Mark A. Thurman	President, ARB Structures	4 Years	24 Years
William J. McDevitt	President, Cardinal Contractors	4 Years	30 Years

Primoris is led by an experienced senior management team with more than 25 years average relevant experience, committed to continuing growth of the Company

Long-Standing Blue-Chip Customer Relationships



Primoris Corporation

- Primoris customer base includes industry leaders in the power and energy industries
- Average customer tenure of 20 years with many dating back to the Company's early years
  - Leads to recurring project work for many of these customers
- Primoris currently has approximately 400 active projects

Select Customers

Sempra Energy
Duke Energy
Silicon Valley Power
CITY OF SANTA CLARA
Chevron
PG&E
VALERO ENERGY CORPORATION
Southern California Gas Company
Centennial 1907-2007
KINDER MORGAN INC.



Business Unit: Underground

Primoris Corporation

The Underground group installs, replaces, repairs and rehabilitates crude, natural gas, refined products, water/wastewater pipelines and electric and communication underground installations.

- One of the largest pipeline contractors in the Western U.S. with leading reputation for completing the most complex projects
- Horizontal pipeline trenching capabilities
- Experience constructing in difficult terrains, including riverbeds and mountains
- Primarily serves oil and gas companies, municipalities (water and sewer), telecommunications and power transmission companies
- Owns large fleet of highly-specialized equipment
- Trends/Opportunities
  - Aging infrastructure and California regulations stimulating repair and maintenance
  - Newer technologies which enable the underground use of high voltage power cables

Revenues *(in millions)*	
FY 2005	$156
FY 2006	$210
FY 2007	$197





Business Unit: Industrial



Primoris Corporation

The Industrial group provides a comprehensive range of services, from turnkey construction to retrofits, upgrades, repairs, and maintenance of industrial plants and facilities.

- One of the largest power generation and refinery contractors in the Western US
- Engineer, Procure and Construct (EPC) capabilities with engineering partners
- Primarily serves power generation, refinery, petrochemical, oil & gas and water/wastewater industries
- Staffed with 500 seasoned construction management and skilled craft personnel
- Self-perform the majority of construction work
- Trends/Opportunities in the Industry
  - Construction of its first liquefied natural gas facility could lead to additional work
  - Opportunity to expand into solar/wind generation projects

Revenues *(in millions)*	
FY 2005	$90
FY 2006	$67
FY 2007	$152





Business Unit: Engineering



Primoris Corporation

The Engineering group specializes in designing, supplying, and installing high-performance furnaces, heaters, burner management systems, and related combustion technologies for clients in the oil refining, petrochemical and power generation industries.

- Launched in 2002 through the formation of Onquest (Born Canada subsidiary acquired in 2005), the Engineering Group serves the refining and petrochemical industries throughout the world
- Applications include crude distillation and coking
- Strength in lump-sum turnkey projects
- The Engineering Group has completed high-profile projects for diverse clients, including Major Oil Companies, Specialized Refiners, Petrochemical Manufacturers, Specialty Chemical Manufacturers and Engineering and Construction Firms
- Trends/Opportunities in the Industry
  - Growing investments in U.S. refining
  - Refinery utilization close to capacity

Revenues *(in millions)*

FY 2005	$26
FY 2006	$40
FY 2007	$77









The Water and Wastewater group specializes in design build and construction of facilities dedicated to reverse osmosis, desalinization, and water/wastewater treatment projects.

- Formed in 2004 through the acquisition of Cardinal Contractors, Inc., the Water and Wastewater group primarily serves the Florida market
- Extensive experience in reverse osmosis and water/wastewater treatment plants
- The Water and Wastewater group has developed strong expertise resulting in increasingly complex and large-scale projects and a growing backlog
- Operates primarily non-union with approximately 200 employees throughout Florida
- Trends/Opportunities in the Industry
  - $900 million of utility work bidding in Sarasota County alone in the next ten years
  - $4.5 billion of utility work bidding in Broward & Dade County in the next ten years
  - Florida has committed to upgrade water/wastewater-related infrastructures
  - Old conventional water treatment plants being retired and replaced with high tech maintenance plants

Revenues *(in millions)*	
FY 2005	$44
FY 2006	$51
FY 2007	$61





Business Unit: Structures

Primoris Corporation

The Structures group designs and constructs complex commercial and industrial cast-in-place concrete structures.

- Formed from the 1996 acquisition of Saffel & McAdam
- Specializes in concrete parking structures
- One of the few specialty contractors in Southern California that self-performs most of the form, place and finish work with its own crews and equipment
- Proprietary aluminum beam form systems
- Earned the Cornerstone Excellence Award from the Southern California Ready Mix Association for Construction of the George Burns Parking Structure in Los Angeles
- Built the first LEED Certified Parking Structure in the country

Revenues *(in millions)*

FY 2005	$46
FY 2006	$71
FY 2007	$61





Sustainable Competitive Advantages

Long-Standing Blue-Chip Customer Base

- Deep relationships with the leading energy and power companies (local, regional, and global)
  - PG&E, Sempra, Marathon Oil, Chevron, Kinder Morgan, etc.
  - More than 20 years average customer tenure
- Recurring revenue base from plant and maintenance work
- Extensive prior work on high-profile contracts

Strong Financial Position

- 2007 Revenue: $548 million
- 2007 Adjusted EBITDA: $32.7 million
- Strong balance sheet
- Ample surety bonding capacity

High-Quality Management Team

- Industry leader with exemplary reputation for quality, integrity and value
- Experienced management team with more than 20 years average industry expertise
  - Broad expertise in both underground and aboveground construction and engineering
  - Deep technical expertise in energy and water sectors
- Extensive tenure with Primoris and predecessor cos.
- Technical superiority in several product lines

Access to Highly-Qualified Labor

- Significant technical expertise
  - Deep underground, energy and water experience
  - Wide construction and engineering expertise
  - Significant local knowledge and relationships
- Superior union relations, including local pipefitter and welder unions
- Retention of the most-qualified foremen and project managers in the region
  - Extensively trained by Primoris

Industry-Leading Record

- Strong safety record
  - Recordable incident rate is below the industry average
  - Frequently zero injuries at work sites
- Total commitment to quality
  - Five levels of inspection and dedicated quality team
- Exceptional regulatory record

Large Equipment Fleet

- The largest company-owned underground construction fleet on the West Coast
  - Includes 100 side booms, six horizontal drilling rigs, and more than 2,000 pieces of other equipment
- Ability to deploy and scale without delay
  - Self-performs most work
  - Greater accountability for quality, cost control, and profit margin

Strong Industry Growth Trends



Primoris Corporation

- Investment spending by energy companies expected to increase 50-60% from 2006-2010 (1)
- Onshore pipeline construction spending in North America is projected to be $43 billion between 2008 and 2012 (2)
- It is estimated that refineries will spend approximately $37 billion on maintenance and capital improvements over the next five years due in part to relatively high capacity utilization (3)
- Aging power grid and energy facilities
- Increased Maintenance Outsourcing
  - Enables companies to focus on core competencies
  - Opportunity for Primoris to sell turnkey and maintenance services
- $1.1 billion in the clean water state revolving fund program for 2008 – an increase of 22% by the Environmental Protection Agency (4)
- $5.4 billion in funding for water & conservation – grant for California (4)
- California state mandated renewable sourced power – means a shift from traditional hydrocarbon based generation
- California's loss of Colorado river water – huge impetus for a changing water source environment, which tightening EPA clean water standards will exacerbate

(1) *Source: Morgan Stanley, Refining & Marketing – The Golden Age of Refining: Circa 2006 Mid-Year Update.*
(2) *Credit Suisse Research and Douglas-Westwood, December 2007*
(3) *Credit Suisse Research and Purvin & Gertz, December 2007*
(4) *McGraw Hill Construction, Construction Outlook 2007: Midyear Update*

Compelling Growth Opportunities



Primoris Corporation

ORGANIC

- New services to existing clients
- New clients with existing services
- New geographies with existing clients

TECHNICAL

- Further develop skills to enhance Primoris' menu of services to apply to existing geographies and clients

ACQUISITIVE

- Leverage extensive attributes in our industry and geographical presence to generate growth through strategic acquisitions with Primoris' new currency

Sample Projects

Sample Projects





Primoris Corporation

- Saxon / Fluor *(Beowawe, NV)*
  - 220 MW Coal Fired Power Plant
  - Fabricated and installed coal silos, spray dryer absorber and tanks
  - Contract value: $10 mm
- Jacobs / BP *(Wilmington, CA)*
  - Wilmington Refinery
  - Installation of a second fluid feed hydrogen desulphurization unit
  - Electrostatic Precipitator (ESP) – Constructed a HRC electrostatic precipitator
  - Estimated contract value: $40+ mm
- Imperial Irrigation District *(Niland, CA)*
  - Engineer Procurement and Construction Services for 100 MW gas turbine power plant
  - Contract value: $50 mm
- Antelope Valley East Kern Water Agency *(Palmdale, CA)*
  - Water Treatment Plant Expansion
  - Contract value: $29 mm









Primoris Corporation

- Port of Long Beach *(Long Beach, CA)*
  - Pier D and Pier T Pipeline relocation
  - Horizontal Directional Drill and Tie-ins
  - Contract value: $5 mm
- Makar Development *(Huntington Beach, CA)*
  - Built the Pacific City Infrastructure
  - Contract value: $11 mm
- Pacific Gas and Electric *(Holt, CA)*
  - McDonald Island Line 57C Replacement Project
  - Contract value: $19 mm









Primoris Corporation

- Summit Phase V Parking Structure
  - Six-level, 1,233 stall above-grade parking structure over 382,324 square feet.
  - Contract value: $12 mm
- Santa Monica Civic Center Parking Garage
  - Six-level, 890 stall above-grade parking structure built to Leadership in Energy and Environmental Design (LEED) Green Building Standards complete with a unique canopy of glass and photovoltaic solar panels to generate over 30% of the building's power.
  - Contract value: $30 mm
- LACMA Transformation Parking Structure
  - Two-level, 500 stall below-grade parking structure constructed in the La Brea Tar Pit area, complicated by extensive methane, ground water on a congested site.
  - Contract value: $9 mm
- USC Parking Structure #1
  - Seven-level, 1,100 stall above-grade parking structure on a congested work site with a limited lay down area.
  - Contract value: $13 mm







Business Unit: Engineering
Recent Projects



Primoris Corporation

- El Segundo Refinery
  - Revamp of Continuous Catalytic Reformer (CCR) unit to increase capacity by 20% with three naphtha feedstocks to provide flexibility and an environmental limit of 5 ppmvd NOx.
- Ammonia Reformer Expansion
  - Expansion of the primary ammonia reformer from 830-stpd to 1050-stpd and increased operational reliability of the plant.
- Selective Catalytic Reduction Systems
  - The design, supply and installation of Selective Catalytic Reduction (SCR) systems to reduce NOx emissions from 3 single-train 75 MW gas turbines on the cogeneration facility.
- Charge Heater and Interstage heaters
  - Design and supply of charge heater and three interstage heaters for UOP platformer plus distillate hydrotreater furnace.







Business Unit: Water and Wastewater
Recent Projects



Primoris Corporation

- City of Clewiston RO WTP
  - Reverse osmosis water treatment plant
  - Contract value: $13 mm
- Hillsborough County Valrico
  - 6 MGD Expansion
  - Contract value: $50 mm
- NW Class A Sludge Processing Facility
  - Contract value: $11 mm
- G. T. Lohmeyer WWTP Improvements Flow Control, Biosolids, Chlorine and Architectural Rehab
  - Furnish and install the influent force main pipe, concrete slab, supports and tie-ins
  - Contract value: $6 mm
- City of Pembroke Pines
  - Wastewater treatment plant improvements Phase II
  - Contract value: $16 mm







Financial Overview

Financial Overview



Historical Backlog

Primoris Corporation



Backlog By Business Unit (millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
2005
2006
2007
Cardinal Contractors
Onquest
ARB Structures
Industrial
Underground

Margin Trends

Primoris Corporation



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
2005
2006
2007
Gross Profit Margin
Operating Profit Margin



Summary Income Statement & EBITDA Calculation[1,2]

(in millions)

	FISCAL YEAR ENDED DECEMBER 31,		
	2007	2006	2005
Revenue	$547.7	$439.4	$362.5
Cost of Goods Sold	488.3	399.5	337.3
Gross Profit	59.4	40.0	25.1
Gross Profit Margin	*10.8%*	*9.1%*	*6.9%*
Selling, General & Administrative Expenses	29.5	26.8	21.2
Operating Income	29.8	13.2	3.9
Operating Profit Margin	*5.4%*	*3.1%*	*1.0%*
Other Income (Expenses)	(1.9)	1.2	0.0
Income before Provision for Income taxes	28.0	14.4	3.9
Provision for Income Taxes	(0.8)	(1.2)	(0.0)
Income from Continuing Operations	27.1	13.2	3.9
Plus: Interest, Net	0.0	0.7	0.8
Plus: Depreciation and Amortization Expenses	4.8	5.2	5.5
Plus: Provision for Income Taxes	0.8	1.2	0.0
EBITDA	32.7	20.3	10.2

(1) Fiscal years ending December 31.
(2) Numbers may not add due to rounding.

Balance Sheet



Primoris Corporation

Summary Balance Sheet[1,2]

(in millions)

	2007	2006
ASSETS		
Current Assets		
Cash and Cash Equivalents	$63.0	$13.1
Accounts Receivable, Net	113.3	105.9
Cost and Estimated earnings in Excess of Billings	11.1	14.5
Other Current Assets	14.2	10.6
Total Current Assets	201.6	144.1
Property & Equipment, Net	16.1	12.1
Other Non Current Assets	3.2	6.1
Total Assets	221.0	162.3
LIABILITIES & SHAREHOLDER'S EQUITY		
Current Liabilities		
Accounts Payable	66.8	51.8
Billings In Excess of Cost and Estimated Earnings	54.1	27.6
Accrued Expenses and other Current Liabilities	18.2	15.4
Distributions Payable	6.1	-
Current Portion of Long Term Debt	4.9	2.9
Total Current Liabilities	150.1	97.8
Long term Debt, net of Current Portion	22.6	21.3
Other Long Term Liabilities	1.3	0.9
Total Liabilities	174.0	120.1
Total Shareholders' Equity	46.9	42.2
Total Liabilities & Shareholder's Equity	$221.0	$162.3

(1) Fiscal years ending December 31.
(2) Numbers may not add due to rounding.

Investment Highlights



Summary of Investment Highlights

Primoris Corporation


Strong Industry Growth Trends
Market-Leading Position
Significant Barriers to Entry
Large Owned Equipment Fleet
Long-Standing Blue-Chip Customer Relationships
Recurring Revenue Base
Proven, Experienced Management Team
Access to Highly Qualified Labor
Strong Financial Performance
Substantial Surety Bonding Capacity
Primoris Corporation

Investment Highlights

Primoris Corporation

- One of the largest specialty contractors in the western US, primarily serving the growing energy and power industries
- Growth company in a growing industry
- High return on invested capital
- Proven and experienced management team
- Proven track record of making acquisitions
- Management will have significant ownership of the Company following the merger
- Meaningful percentage of merger consideration paid via earnout
- Attractive valuation